                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                       Date of Report: February 11, 1998


                       SYMPLEX COMMUNICATIONS CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-22631            38-3338110
------------------------------  ----------------   ------------------
(State or other jurisdiction    (Commission File      I.R.S. Employer
     of incorporation)              Number)         Identification No.)

                                5 Research Drive
                           Ann Arbor, Michigan 48103
                           -------------------------
         (Address, including zip code, of principal executive offices)


                                 (313) 995-1555
                                 --------------
                        (Registrant's telephone number,
                              including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
     --------

     No.                      Description
     ---                      -----------

     1.1 Agency Offering Agreement dated May 16, 1997 by and between Symplex Communications Corporation and Canaccord Capital Corporation.

     1.2 Sponsorship Agreement dated April 29, 1997 by and between Symplex Communications Corporation and Canaccord Capital Corporation.

     4.2 Form of warrant granted to holders of convertible promissory notes ("Note Conversion Warrants").

     4.3 Form of warrant granted to Canaccord Capital Corporation and C.M. Oliver & Co. ("Underwriter Warrants").

     4.4       Form of warrant granted to Opus Capital, LLP ("Opus Services
               Warrant").

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

On February 11, 1998, the Company completed its initial public offering (the "Offering") of Common Stock in British Columbia, Canada, selling 3,500,000 shares (the "Shares") of Common Stock for aggregate proceeds of US$3,500,000. The purchasers were all non-U.S. residents. Consideration for the issuance of the Shares was US$3,125,000 in cash and conversion of US$375,000 in principal amount of convertible notes ("Convertible Notes") held by non-U.S. residents. The Convertible Notes were converted into 375,000 shares of Common Stock and warrants ("Note Conversion Warrants") to purchase 187,500 shares of Common Stock at an exercise price of US$1.00. The Note Conversion Warrants expire January 26, 1999.

The principal underwriters were Canaccord Capital Corporation and C.M. Oliver & Co. In connection with the Offering, the Company paid commissions and underwriters discounts of $262,500, and issued to the underwriters 70,000 shares of Common Stock and warrants ("Underwriter Warrants") to purchase 400,000 shares of Common Stock, exercisable at the US$1.00. The Underwriter Warrants expire February 11, 1999.

The Company believes this transaction was exempt from the registration requirements of Section 5 of the Securities Act of 1933 (the "Securities Act") by virtue of the exemption provided by Regulation S of the Securities Act.

Concurrent with the closing of the Offering, pursuant to a letter agreement dated February 12, 1997 between the Company and Opus Capital LLP, the Company on February 11, 1998 granted to Opus Capital LLP warrants (the "Opus Service Warrants") to purchase 233,333 shares of Common Stock, exercisable at a price of US$1.00 the first year after issuance and at a price of US$1.15 the second year after issuance. The Opus Service Warrants expire February 11, 2000.

The Company believes the investor in this transaction is sophisticated and had access to information about the Company, and that this transaction was private in nature and was exempt from the registration requirements of Section 5 of the Securities Act by virtue of the exemption contained in Section 4(2) of the Securities Act.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 23rd day of February, 1998.


                              SYMPLEX COMMUNICATIONS CORPORATION


                              By:  /s/ Thomas Radigan
                                 -----------------------------------
                                     Thomas Radigan
                                     Chief Financial Officer

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